UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 9, 2013

Date of Report (Date of earliest event reported)

Erickson Air-Crane Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-35482	93-1307561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5550 SW Macadam Avenue, Suite 200

Portland, Oregon 97239

(Address of principal executive offices, including Zip Code)

(503) 505-5800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 9, 2013, Charles Ryan’s service as Senior Vice President and Chief Financial Officer of Erickson Air-Crane Incorporated (the “Company”) terminated. Mr. Ryan will continue to assist the Company on a transition basis through the end of 2013. The termination of Mr. Ryan’s service was not related to any disagreement or dispute with the Company.

Effective September 9, 2013, Eric Struik was appointed as the Company’s Senior Vice President and Chief Financial Officer. Mr. Struik is 45 years old. From September 2011 to September 2013, Mr. Struik served as Vice President of Finance for Remy International, Inc., an automotive component manufacturer and distributor. From May 2008 to August 2011, Mr. Struik served as Vice President of Finance and Investor Relations for Callaway Golf Company, a golf club, ball and accessory manufacturer and distributor. From January 2007 to April 2008, Mr. Struik served as Corporate Finance Director at Visteon Corporation, an automotive supplier. Before his service with Visteon, Mr. Struik held various position financial management positions with Lear Corporation, a supplier of automotive seating and electrical distribution systems, and Chrysler LLC, an automotive manufacturer and distributor. Mr. Struik holds a master of business administration from Indiana University and a bachelor’s degree in Economics from the University of Michigan. He holds Certified Management Accountant, Certified in Financial Management, and Chartered Financial Analyst certifications.

In connection with his appointment, Mr. Struik will be entitled to an annual base salary of $275,000 and will be eligible for cash bonuses and equity incentives under the Company’s plans adopted from time to time. Mr. Struik has been granted restricted stock units representing 11,000 shares of the Company’s common stock under the Company’s 2012 Long-Term Incentive Plan.

Item 7.01	Regulation FD Disclosure.

On September 9, 2013, the Company announced the appointment of Eric Struik as the Company’s Senior Vice President and Chief Financial Officer. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release regarding appointment of Eric Struik as Senior Vice President and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERICKSON AIR-CRANE INCORPORATED

Dated: September 9, 2013	By:	/s/ Edward Rizzuti
Edward Rizzuti
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release regarding appointment of Eric Struik as Senior Vice President and Chief Financial Officer